Supplement dated August 6, 2020
to the Statement of Additional Information (the “SAI”), dated May 13, 2020, as supplemented, for the following funds:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Balanced Fund
Columbia Variable Portfolio – Dividend Opportunity Fund
Columbia Variable Portfolio – Emerging Markets Fund
Columbia Variable Portfolio – Large Cap Growth Fund
Columbia Variable Portfolio – Large Cap Index Fund
Columbia Variable Portfolio – Mid Cap Growth Fund
Columbia Variable Portfolio – Overseas Core Fund
Columbia Variable Portfolio – U.S. Government Mortgage Fund
CTIVP ® – American Century Diversified Bond Fund
Variable Portfolio – Moderately Conservative Portfolio
Variable Portfolio – Partners Core Bond Fund
Variable Portfolio – Partners Small Cap Growth Fund
Effective immediately, the information under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI with respect to Variable Portfolio – Partners Small Cap Growth Fund is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
VP – Partners Small Cap Growth Fund	WellsCap: Thomas Ognar	7 RICs 5 PIVs 44 other accounts	$9.69 billion $1.29 billion $1.22 billion	None	WellsCap	WellsCap
	Joseph Eberhardy	7 RICs 5 PIVs 44 other accounts	$9.69 billion $1.29 billion $1.22 billion	None
	Robert Gruendyke(j)	4 RICs 3 PIVs 45 other accounts	$3.96 billion $416.96 million $1.31 billion	None
	David Nazaret(j)	None	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(j)	The portfolio manager began managing the Fund after its last fiscal year end. Reporting information is provided as of June 30, 2020.
The rest of the section remains the same.
Effective immediately, the following disclosure is added to “Expense Limitations” in the “Investment Management and Other Services” section of the SAI:
Expense Reimbursement Arrangements
Effective July 1, 2020, the voluntary fee waiver/expense reimbursement arrangements for VP – American Century Diversified Bond Fund, VP – Balanced Fund, VP – Dividend Opportunity Fund, VP – Emerging Markets Fund, VP – Large Cap Growth Fund, VP – Large Cap Index Fund, VP – Moderately Conservative Portfolio, VP – Overseas Core Fund, VP – Partners Core Bond Fund, and VP – U.S. Government Mortgage Fund as described in the “More Information About the Fund(s) – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of each of the Funds’ prospectuses have become contractual obligations. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2021, unless sooner terminated at the sole discretion of the Funds’ Board, so that the Funds’ net operating expenses, after giving effect to fees
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waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates as described in the “More Information About the Fund(s) – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of each of the Funds’ prospectuses.
For VP – American Century Diversified Bond Fund, VP – Balanced Fund, VP – Dividend Opportunity Fund, VP – Emerging Markets Fund, VP – Large Cap Growth Fund, VP – Large Cap Index Fund, VP – Moderately Conservative Portfolio, VP – Overseas Core Fund, VP – Partners Core Bond Fund, and VP – U.S. Government Mortgage Fund:
Under the agreement, the following fees and expenses are excluded from the Funds’ operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Funds, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Funds’ Board. This agreement may be modified or amended only with approval from all parties.
The rest of the section remains the same.
Effective immediately, the information in the “Total Brokerage Commissions” table in the “General Brokerage Policy, Brokerage Transactions and Broker Selection – Brokerage Commissions” section of the SAI with respect to Columbia Variable Portfolio – Mid Cap Growth Fund is hereby superseded and replaced with the following:
	Total Brokerage Commissions
Fund	2019	2018	2017
For Funds with fiscal period ending December 31
VP – Mid Cap Growth Fund	$212,000	$488,607	$451,753
Effective immediately, the information in the “Brokerage Directed for Research” table in the “General Brokerage Policy, Brokerage Transactions and Broker Selection – Directed Brokerage” section of the SAI with respect to Columbia Variable Portfolio – Mid Cap Growth Fund is hereby superseded and replaced with the following:
	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
For Funds with fiscal period ending December 31
VP – Mid Cap Growth Fund	$509,604,000	$147,000
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-344 A (8/20)
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